UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2006

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On September 14, 2006, the Registrant issued a press release announcing its financial results for its third fiscal quarter ended September 1, 2006. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

The attached press release includes non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating income, non-GAAP operating expense, non-GAAP gross margin, non-GAAP effective tax rate and forecasted non-GAAP operating margin and non-GAAP earnings per share for the fourth quarter of fiscal 2006.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, Adobe’s management uses financial information that does not include: (a) the stock-based compensation impact of SFAS 123R, (b) restructuring and other charges,  (c) amortization of purchased intangibles and incomplete technology, (d) amortization of Macromedia deferred compensation, (e) investment gains and losses, (f) tax differences related to the timing and deductibility of the Macromedia acquisition-related charges, and (g) tax differences related to the timing and deductibility of SFAS 123R stock-based compensation.  Adobe’s management uses these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding Adobe’s operational performance and gives us a better understanding of how we should invest in research and development and fund infrastructure and go-to-market strategies.  Management uses these measures to help it make budgeting decisions, for example, as between product development expenses and research and development, sales and marketing and general and administrative expenses. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results.

As described above, Adobe excludes the following items from one or more of its non-GAAP measures:

A.            Stock compensation impact of SFAS 123R.  These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123(R). Adobe excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. Prior to the adoption of SFAS 123(R) in fiscal 2006, Adobe did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to its financial statements.  As Adobe applies SFAS 123(R), we believe that it is useful to investors to understand the impact of the application of SFAS 123(R) to our operational performance, liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures.  While stock-based compensation expense calculated in accordance with SFAS 123(R) constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Adobe and because such expense is not used by management to assess the core profitability of our business operations. We further believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements.  In addition, excluding this item from various non-GAAP measures facilitates comparisons to our competitors’ operating results.

B.            Restructuring and other charges.  Adobe incurred Board of Director approved restructuring charges associated with realigning its business upon the acquisition of Macromedia in December 2005.  These actions were taken to eliminate certain duplicative activities, focus our resources on future growth opportunities and reduce our cost structure.  In connection with the worldwide restructuring plan, Adobe recognized costs related to termination benefits for former Adobe employees whose positions were eliminated and for the closure of Adobe facilities.  We also recognized costs related to the cancellation of certain contracts held by Adobe.  Adobe excludes these items because these expenses are not reflective of ongoing operating results in the current period.  It is possible, however, that additional charges related to its facility leases may be incurred for various reasons including changes in cost estimates, the date the facility is vacated, subtenant leases, etc.

C.            Amortization of purchased intangibles and incomplete technology.  Adobe incurs amortization of purchased intangible assets primarily in connection with its acquisition of Macromedia in December 2005. Adobe also incurred charges related to incomplete technology in connection with small acquisitions. Purchased intangibles include (a) developed technology and (b) core technology and patents. Developed technology relates primarily to Macromedia products across all of Macromedia product lines that had reached technological feasibility as of December 2005. Core technology and patents represent primarily a combination of Macromedia’s processes, patents and trade secrets developed through years of experience in design and development of their products. We expect to amortize for accounting purposes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated.  Although, the intangible assets generate revenue for Adobe, we exclude this item because this expense is non-cash in nature and because we believe the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding our operational performance, liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Adobe’s historical operating results and comparisons to our competitors’ operating results.

D.            Amortization of Macromedia deferred compensation.  Adobe is amortizing deferred compensation related to unvested options assumed in connection with its acquisition of Macromedia in December 2005. The deferred compensation is expected to be fully amortized by the end of fiscal 2007.  Adobe excludes these items because these expenses are non-cash in nature and because the non-GAAP financial measures which exclude this item provide meaningful supplemental information regarding our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures.  We further believe that excluding this expense is useful to investors in that it allows for greater transparency to certain line items in our financial statements.  In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Adobe’s historical operating results and comparisons to our competitors’ operating results.

E.             Investment gains and losses.  Adobe incurs investment gains and losses on the sale and exchange of equity securities that are held directly and also indirectly through investment partnerships. Adobe does not actively trade publicly-held securities nor does Adobe rely on these securities positions for funding its ongoing operations.  We exclude gains and losses on these equity securities because these items are unrelated to our ongoing business and operating results.

F.             Tax differences related to the timing and deductibility of the Macromedia acquisition-related charges.  These amounts are independent and not reflective of Adobe’s ongoing operating results and are excluded on such a basis consistent with the explanations provided above.

G.            Tax differences related to the timing and deductibility of SFAS 123R stock-based compensation.  These amounts are dependent on the trading price of Adobe’s common stock and the timing and exercise by employees of their stock options. As such, they have no direct correlation to Adobe’s operation of its business.

Adobe believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Adobe’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Adobe’s financial results in conjunction with the corresponding GAAP measures and that is why Adobe qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented.

Adobe believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified amounts that impact different line items in the Condensed Consolidated Statements of Income (including cost of revenue - products, cost of revenue — services and support, gross margin, operating expenses (including research and development, sales and marketing, and general and administrative expenses), operating income and net income, net of tax) that it is useful to investors to understand how these specific line items in the Condensed Consolidated Statements of Income are affected by these adjustments for the following reasons:

A.            Cost of revenue (products, services and support, and total) and gross margin. Excluding stock-based compensation expense related to employee stock options and employee stock purchases from cost of revenue and gross margin calculations assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature. Excluding the impact from the amortization of Macromedia deferred compensation and the amortization of purchased intangibles assists investors in evaluating period-over-period changes without giving effect to these charges which are a function of prior period acquisition transactions rather than the underlying operating activities of the period presented.

B.            Operating expenses (including research and development, sales and marketing, and general and administrative expenses). Excluding stock-based compensation expense related to employee stock options and employee stock purchases assists investors in evaluating period-over-period changes in each line item of operating expenses without giving effect to these charges which are non-cash in nature.  Excluding the impact of (a) the amortization of Macromedia deferred compensation, (b) restructuring and other charges, and (c) the amortization of purchased intangibles and incomplete technology assists investors in evaluating period-over-period changes to the affected line items in the Condensed Consolidated Statement of Income without giving effect to these charges which are a function of acquisition transactions rather than the underlying operating activities of the period presented.

C.            Operating income. Excluding stock-based compensation expense related to employee stock options and employee stock purchases from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature.  Excluding the impact from (a) the amortization of Macromedia deferred compensation, (b) restructuring and other charges, and (c) the amortization of purchased intangibles and incomplete technology assists investors in evaluating period-over-period changes without giving effect to these charges which are a function of acquisition transactions rather than the underlying operating activities of the period presented.

D.            Net Income, Net of Tax Effect of Non-GAAP Adjustments.  Excluding stock-based compensation expense related to employee stock options and employee stock purchases from the calculation of net income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature. Excluding the impact from (a) the amortization of Macromedia deferred compensation, (b) restructuring and other charges, and (c) the  amortization of purchased intangibles and incomplete technology assists investors in evaluating period-over-period changes without giving effect to these charges which are a function of acquisition transactions rather than the underlying operating activities of the period presented. Excluding gains and losses on equity securities assists investors in evaluating changes in this measure without giving effect to transactions in equity securities which do not relate to the funding and performance of Adobe’s ongoing operations.

E.             Effective Tax Rate. Excluding the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and the effective tax rate of Adobe related to its ongoing operations.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

99.1	Press release dated September 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: September 14, 2006	By:	/s/ RANDY FURR

RANDY FURR Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on September 14, 2006 entitled “Adobe Reports Solid Third Quarter Financial Results.”